CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Exhibit 32

CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of RG America, Inc., a Nevada corporation (the “Company”), on Form 10-QSB for the period ended March 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), John E. Rea, Principal Executive Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John E. Rea
John E. Rea
Principal Executive Officer
May 22, 2006

CERTIFICATIONS PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of RG America, Inc., a Nevada corporation (the “Company”), on Form 10-QSB for the period ended March 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), Bruce A. Hall, Principal Financial Officer of the Company, does hereby certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. § 1350), that to his knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bruce A. Hall
Bruce A. Hall
Principal Financial Officer
May 22, 2006

A signed original of this written statement required by Section 906 has been provided to RG America, Inc. and will be retained by RG America, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.